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                       TRANSACT TECHNOLOGIES INCORPORATED
                                  EXHIBIT 10.29




May 31, 1996



Mr. Bart Shuldman
Ithaca Peripherals Incorporated
7 Laser Lane
Wallingford, CT  06492

                           Re:  OEM Agreement

Dear Bart:

The purpose of this letter is to renew our OEM Agreement for another two (2) year pricing term which will begin August 28, 1995 and expire August 28, 1997, with deliveries to be completed by February 28, 1998, and to replace Exhibit A with the new Exhibit A as attached. The terms and conditions of this new Agreement will be as stated in the OEM Agreement which we entered in January 21, 1991 and all subsequent agreed upon amendments made thereto.

This Agreement will be subject to the provisions of a Strategic Agreement dated May 9, 1996, between the Parties. Accordingly, the term of this Agreement will be five (5) years, coincident with the Strategic Agreement.

If you agree to this renewal contract, please indicate your acceptance by signing both originals in the space provided. Retain one duplicate original for your records and return the other to my attention.

Certainly we appreciate our long standing business relationship as we look forward to continued success in the future.

Sincerely,                              Ithaca Peripherals Incorporated

                                        /s/ Bart C. Shuldman
                                        -------------------------------
                                        (Signature)

/s/ David L. Vaughn
-------------------------------
David L. Vaughn                         Bart C. Shuldman
Manager, Legal Affairs                  -------------------------------
                                        (Name)

Enclosure                               May 31, 1996
c:   T. Donahue                         -------------------------------
     E. Morris                          (Date)
     J. Rowley